UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2007 (November 29, 2007)

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	1-12762	62-1543819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue, Suite 300
Memphis, Tennessee	38138
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (901) 682-6600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At a regular meeting of the Board of Directors (the “Board”) of Mid America Apartment Communities, Inc. (“the Company”) held on November 29, 2007, the Board voted to amend and restate the Company’s bylaws, (the “Bylaws”) effective immediately. The Bylaws were amended and restated. The changes to the Bylaws are summarized as follows:

Article II. Meetings of Shareholders

Section 2.3 “Special Meetings.” This section was amended to allow the President, a majority of the Board or a majority of the Independent Directors of the Board to call a special meeting of shareholders. Additionally the amended section allows the Secretary of the Company to call a special meeting upon the written request of 10% of all votes entitled to be cast rather than 50% of all votes entitled to be cast. Where a special meeting is properly called by any person other than the Board of Directors, The Board of Directors will determine the time and place of such special meeting, which must be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the written request. Where the Board of Directors calls a special meeting in order to elect a member of the Board of Director’s, a shareholder may nominate a candidate by providing a notice to the Company in accordance with the bylaws and delivers such notice to the Company not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which the Company announces the special meeting.

Section 2.4 “Notice of Shareholder’s Meetings.” This section was amended and provides that, except as otherwise provided by law, notice of each meeting of shareholders must be given not less than ten (10) days nor more than two (2) months before the date of the meeting to each shareholder entitled to vote at such meeting. Any shareholder waiving notice of such meeting shall be bound by the proceedings of the meeting in all respects as if due notice had been given.

Section 2.5 “Quorum and Voting.” This section was amended and provides that at all meetings of shareholders, except where otherwise provided by statute, the Charter or the Bylaws, the presence, in person or by proxy of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Additionally, except as otherwise provided by law, the Charter or the Bylaws, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote generally on the election of directors.

Section 2.6 “Adjournment and Notice of Adjourned Meetings.” This section was amended to provide the Chairman the power to adjourn the meeting in addition to a majority of Shareholders. Additionally, the amendments require that, if the adjournment is for more than four (4) months or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting.

Section 2.9 “Determination of Shareholders of Record.” This section was amended to provide that The Board of Directors shall fix a date, not more than ninety (90) nor less than ten (10) days preceding the date fixed for the payment of any dividend or distribution as a record date.

Section 2.10 “List of Shareholders.” This section was amended to provide that,  beginning two business days after notice of a meeting is given for which a shareholders list was prepared and continuing through the meeting, the Secretary must prepare and make available a complete list of the shareholders entitled to vote at the meeting.

Section 2.11 “Action without a Meeting.” This section was amended to clarify that if all shareholders entitled to vote on an action consent to taking such action without a meeting, the affirmative vote of the number of shares that would be necessary to authorize or take such action at a meeting shall be the act of the shareholders. If the Charter or law requires that notice of proposed action be given to nonvoting shareholders and the action is to be taken by consent of the voting shareholders, then the Corporation must give its nonvoting shareholders written notice of the proposed action at least ten days before the action is taken.

Section 2.12 “Nominations and New Business.” This section was amended to provide that, at an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. For nominations of directors or other business to be properly brought before an annual meeting by a shareholder (i) the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation, (ii) such other business must be a proper matter for shareholder action under Tennessee Business Corporation Act, (iii) where the shareholder on whose behalf any such proposal or director nomination is made has provided the Corporation with a solicitation notice, the shareholder must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a director nomination, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation’s voting shares reasonably believed by such shareholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such shareholder, and must, in either case, have included in such materials a solicitation notice and, (iv) where no solicitation notice has been timely provided, the shareholder proposing such business or director nomination must not have solicited a number of proxies sufficient to have required the delivery of a solicitation notice under the Corporation bylaws.

Section 2.13 “Organization.” This section was amended to detail who will act as chairman of the shareholders meeting, that the Board of Directors may appoint one or more inspectors who may serve the Corporation in other capacities, and that the Board of Directors or the chairman of the meeting, subject to the rules of the Board of Directors, may each make rules and regulations for the conduct of the meetings as each shall deem necessary.

Article III. Directors

Section 3.1 “General Powers.” This section was amended to subject individual directors’ engagement in other business activities of the type conducted by the Corporation to the limits set forth in the Company’s Code of Business Conduct and Ethics.

Section 3.3 “Changes in Number; Vacancies.” This section was amended to mandate that vacancies occurring on the Board of Directors must be filled in accordance with the Company’s Corporate Governance Guidelines.

Section 3.5 “Removal of Directors.” This section was amended to require that the vote to remove a director must occur at a special meeting of shareholders called for that purpose.

Section 3.9 “Quorum.” This section was amended to clarify that generally the Directors present at a meeting that has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Directors to leave less than a quorum.

Section 3.13 “Compensation.” This section was amended so that the non-employee directors rather than just the independent directors will be paid for their services as a director including compensation which may include cash and/or shares of stock of the Company and benefits together with reasonable expenses incurred in carrying out their duties as director.

Article IV. Committees

Section 4.1 “Committees of the Board.” This section was amended to require the Board of Directors to appoint a nominating and corporate governance committee. Additionally, the section was amended to clarify that each of the Company’s board committee’s must include at least three independent directors.

Article V. Officers

Section 5.1 “General Provisions.” This section was amended to include a general definition of the Company’s Executive Officers. According to the amended section, an Executive Officer must be those officers of the Company expressly designated by the Board of Directors as being executive officers’ for purposes of the bylaws or for purposes of any rule or regulation under the Securities Exchange Act of 1934, as amended.

Section 5.11 “Chief Financial Officer.” This section was amended to provide a definition and scope of authority of the Company’s Chief Financial Officer. According to the amended section, the Company’s Chief Financial Officer is the principal financial officer of the Corporation. The Chief Financial Officer is authorized to sign any document filed with the Securities and Exchange Commission or any securities commission on behalf of the Company and will perform such duties and exercise such powers as are normally incident to the office and as may be prescribed by the Board of Directors, the Chairman of the Board, or the Chief Executive Officer.

Article VI. Shares of Stock

Section 7.1 “Certificates of Stock.” This section was amended to make the Company eligible for the direct registration system and provides that the shares of the Company’s stock may be certificated or un-certificated, as provided under the Tennessee Business Corporation Act, and must be entered in the books of the Company and registered as they are issued. Additionally, within a reasonable time after the issuance or transfer of un-certificated stock, the Company shall send to the registered owner thereof a written notice that shall set forth certain information required by law.

Section 7.3 “Transfer of Stock.” This section was also amended to make the Company eligible for the direct registration system providing in part that upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, the Corporation must issue a new certificate or evidence of the issuance of un-certificated shares, cancel the old certificate and record the transaction upon the Corporation’s books.

Article X. Fiscal Year

Section 10.1 “Fiscal Year.” This section was amended to clarify that that Corporation’s fiscal years will begin on January 1 and end on December 31 of each year.

Article XII. Amendment

This section was amended to provide that the Board of Directors is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. Additionally, any adoption, amendment or repeal of the bylaws by the Board shall require the approval of a majority of the directors then in office. The shareholders shall also have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote required by law or by the charter, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required.

Article XIII. Reliance upon Books, Reports and Records

This section was amended to provide that each director, in the performance of his or her duties, will be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such Director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care.

Article XIV. Indemnification and Advancement of Expenses

Section 14.1 “Right to Indemnification.” This section was amended to provide that the Corporation will indemnify, to the fullest extent permitted under the Tennessee Business Corporation Act, each person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation.

Section 14.2 “Right to Advancement of Expenses.” This section was amended to provide that with respect to any person who is a party or is threatened to be made a party to any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise ,the Corporation may, in its discretion, advance the expenses incurred by such an individual in defending such action, suit or proceeding prior to its final

Section 14.3 “Enforcement.” This section was amended to provide that the right to indemnification is contractual in nature and will be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request. However, the Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Tennessee Business Corporation Act for the Corporation to indemnify the claimant for the amount claimed.

Section 14.4 “Non-Exclusivity of Rights.” This section was amended to provide that the rights to indemnification and to the advancement of expenses not be exclusive of any other right which a person may have or later acquire under any applicable law.

Section 14.5 “Survival of Rights.” This section was amended to provide that the right to indemnification will continue as to a person who has ceased to be a director, officer, employee or agent and will inure to the benefit of the heirs, executors and administrators of such a person.

Section 14.6 “Insurance.” This section was amended to provide that the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, office, employee or agent of the Corporation against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify the person against such liability under the Corporation’s bylaws or the Tennessee Business Corporation Act.

Section 14.7 “Amendment.” This section was amended to provide that the amendment of Section 14 of the bylaws will not adversely affect any right to indemnification or advancement of expenses with respect to any act or omission of such person occurring prior to the time of such amendment.

Section 14.8 “Savings Clause.” This section was amended to provide that where any portion of Section 14 is invalidated, the Corporation will nevertheless indemnify each director, officer, employee and agent to the fullest extent not prohibited by the bylaws or applicable law.

In addition, non-substantive language, conforming changes and other technical edits were made throughout the bylaws. The foregoing summary of the Amended Bylaws is not complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1 to this report and incorporated herein.

Item 9.01                      Financial Statements and Exhibits

    (d)           Exhibits
Exhibit Number	Description
3.1	Bylaws, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: November 29, 2007	By:	/s/Simon R. C. Wadsworth
Simon R.C. Wadsworth
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)